ING Equity Trust
ING Fundamental Research Fund (“Fund”)
Supplement dated March 3, 2007 to the
Class A, Class B, Class C and Class M Prospectus,
and the Class A, Class B, Class C,
Class I, Class M, Class O, and Class Q
Statement of Additional Information (“SAI”)
each dated September 30, 2006
     Any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund acquired as a result of the merger and reorganization of ING Disciplined LargeCap Fund into the Fund will be waived through the close of business on April 13, 2007.